Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Discover Financial Services (the “Company”) on Form 10-K/A for the period ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), each of J. Michael Shepherd, Interim Chief Executive Officer and President of the Company, and John T. Greene, Executive Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 23, 2024

/s/ J. MICHAEL SHEPHERD
J. Michael Shepherd
Interim Chief Executive Officer and President
Date: December 23, 2024

/s/ JOHN T. GREENE
John T. Greene
Executive Vice President, Chief Financial Officer